This is filed pursuant to Rule 497(e).
File Nos. 33-45328 and 811-06554.

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[LOGO]                  ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME TRUST, INC.

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2005
                           (as amended March 4, 2005)

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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2005, of AllianceBernstein Americas Government Income Trust, Inc. (the "Fund") that offers Class A, Class B, and Class C shares of the Fund (the "Prospectus"). The Fund currently does not offer Advisor Class shares. Financial statements for the Fund for the fiscal year ended September 30, 2004 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
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Description of the Fund.....................................................
Additional Information About Canada, the United
    Mexican States, Brazil and the Republic of Argentina....................
Management of the Fund......................................................
Expenses of the Fund........................................................
Purchase of Shares..........................................................
Redemption and Repurchase of Shares.........................................
Shareholder Services........................................................
Net Asset Value.............................................................
Dividends, Distributions and Taxes..........................................
Portfolio Transactions......................................................
General Information.........................................................
Financial Statements and Report of Independent
    Registered Public Accounting Firm.......................................
Appendix A: Bond Ratings....................................................A-1
Appendix B: Obligations of U.S. Government
    Agencies or Instrumentalities...........................................B-1
Appendix C: Futures Contracts and Options on
    Futures Contracts and Foreign Currencies................................C-1
Appendix D: Statement of Policies and Procedures
    for Voting Proxies......................................................D-1

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SM:  This service mark is used under license from the owner.
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                             DESCRIPTION OF THE FUND

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          The Fund is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not designated "fundamental policies" and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective
--------------------

          The Fund seeks the highest level of current income, consistent with what Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securities").

Investment Policies
-------------------

          The Fund invests at least 65% of its net assets in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. However, the Fund normally invests at least 80% of its net assets in debt securities of countries in North, Central, and South America. The Fund also invests, under normal circumstances, at least 80%, and normally substantially more, of its net assets in government securities. For purposes of both of these 80% policies, net assets include any borrowings for investment purposes and these policies may not be changed without 60 days' prior written notice to shareholders. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.

          The Fund also may invest in debt securities issued by, and denominated in either the U.S. Dollar or the respective local currencies of, governments of countries located in Central and South America, including the Caribbean, or any of their political subdivisions, agencies, instrumentalities or authorities. The Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). The Fund limits its investments in debt securities issued by the governmental entities of any one such country, except for Argentine Government Securities, to 10% of its total assets.

          The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between one year or less and 30 years. The Fund currently maintains borrowings of approximately one-third of its net assets.

          As a matter of fundamental policy, the Fund invests at least 80% of its net assets in debt securities rated investment grade (at least BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch"), Baa by Moody's Investors Service, Inc. ("Moody's") or better) at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's, or, if, at the time of investment, unrated, determined by the Adviser to be of equivalent quality. The Fund expects that it will not retain a debt security that is downgraded below these credit rating standards or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

          The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will, over the long term, benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. The Adviser anticipates that, over time, Central and South America will tend to benefit as well from such broadening economic convergence.

          The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

          The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Prospectus under the heading "Description of the Funds."

          U.S. Government Securities. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

          See Appendix B for a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

          U.S. Government Guaranteed Mortgage-Related Securities- General. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Fund include, among others, conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Fund's shares of common stock.

          GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

          FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

          FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

          GMCs also represent a pro-rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

          FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

          FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

          Zero Coupon Treasury Securities. U.S. Government Securities in which the Fund may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills which are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

          Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. For a discussion of the tax treatment of "zero coupon" Treasury securities see "Taxation--Zero Coupon Securities." Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). Established trading markets have not yet developed for these securities and, accordingly, these securities may be illiquid. The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities the Fund will not be subject to any limitations on their purchase.

          Canadian Government Securities. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan). Canadian Government Securities in which the Fund may invest include government of Canada bonds and government of Canada Treasury bills. The Bank of Canada, acting on behalf of the federal government, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to specific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

          All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies.

          Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the Provincial bond market.

          Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program (the "NHA MBS Program") established under the National Housing Act of Canada ("NHA"). Certificates issued pursuant to the NHA MBS Program ("NHA Mortgage-Related Securities") benefit from the guarantee of the Canada Mortgage and Housing Corporation ("CMHC"), a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage Related Securities in respect of which CMHC may give a guarantee must not exceed C$60 billion.

          NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an "approved issuer." When an approved issuer wishes to issue NHA Mortgage Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

          The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the "NHA MBS Certificates"). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

          In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

          While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

          Mexican Government Securities. The Fund may invest in Mexican Government securities that include, but are not limited to: (i) Cetes, which are book-entry securities sold directly by the Mexican government on a discount basis and with maturities that range from seven to 364 days; (ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and (iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quarterly inflation rate as of the end of the preceding month.

          Argentine Government Securities. The Fund may invest up to 25% of its total assets in Argentine Government Securities that include, but are not limited to: (i) Bono de Inversion y Crecimiento, which are investment and growth bonds issued directly by the Argentine government with maturities of ten years;
(ii) Bono de Consolidacion Economica, which are economic consolidation bonds issued directly by the Argentine government with maturities of ten years and
(iii) Bono de Credito a la Exportacion, which are export credit bonds issued directly by the Argentine government with maturities of four years.

          Governmental Obligations. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          General Information About Canada. Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

          The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

          Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.6128 Canadian Dollars per U.S. Dollar on January 18, 2002. On January 7, 2005, the Canadian Dollar-U.S. Dollar exchange rate was 1.2320. The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

          General Information about the United Mexican States. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

          Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

          In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

          In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

          In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained through 2000, resulting in increases of 5.1%, 6.8%, 4.9%, 3.8% and 6.9% in 1996, 1997, 1998, 1999 and 2000, respectively. After contracting by 0.3% in 2001, Mexico's gross domestic product grew by 0.7% in 2002 and by 1.3% in 2003. In addition, inflation dropped from a 52% annual rate in 1995 to a 4.0% annual rate in 2003. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 4, 2000, respectively. The continuing recovery of the economy will require economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that the current President and succeeding administrations will continue these initiatives.

          Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%. There was relatively little change in the Peso-Dollar exchange rate between 1999 and 2001, but beginning in 2002, the Peso-Dollar exchange rate began to decrease. The average Peso-Dollar exchange rate in 2004 was approximately 20% lower than the average Peso-Dollar exchange rate in 2002.

          Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

          General Information About The Republic Of Brazil. The Federative Republic of Brazil ("Brazil") is a federal republic with 26 states and a federal district. Brazil's 1988 constitution grants broad powers to the federal government, which consists of the executive, legislative and judicial branches. Fifteen political parties are currently represented in Congress. Because of mandatory revenue allocation to states and municipalities provided for in the 1988 constitution, the governors and mayors of Brazil have considerable powers.

          Brazil has vast agricultural resources, which are well diversified. Agriculture accounts for 9% of Brazil's gross domestic product and about 40% of Brazil's exports, and employs about 20% of the labor force. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for one-third of Brazil's gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services industry, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.

          Brazil's economy, which is Latin America's largest, is highly diversified, with wide variations in levels of development. Most large industry is concentrated in the south, with the northeast being the poorest region. In 2002, the economy was under stress due to election uncertainties, a decrease in direct foreign investment and the depreciation of Brazil's currency. Brazil has also experienced a large level of public debt, but has benefited from a $30 billion International Monetary Fund program. In addition, President Luiz Inacio Lula da Silva, who was elected in 2002, has instituted strong fiscal and monetary policies. Brazil recorded real gross domestic product growth of 1.7% in 2001 and 1.5% in 2002. Brazil's gross domestic product contracted by 0.2% in 2003. In the first and second quarters of 2004, Brazil's gross domestic product grew by 2.7% and 5.7%, respectively, compared to the same quarters of 2003.

          In the mid-1990s, Brazil embarked on a series of successful programs to stabilize its economy and to address historically high inflation rates. Among other things, these programs opened up the economy to greater private sector participation, including foreign investors. Market opening and economic stabilization have significantly enhanced Brazil's growth prospects.

          Brazil successfully shifted from an essentially fixed exchange rate regime to a floating exchange rate regime in January 1999. Following the float in 1999, Brazil's currency, the Real, fell approximately 50% but subsequently stabilized. The Brazilian Real/U.S. Dollar exchange rate at the end of 2004 was R2.93, compared to R3.08 at the end of 2003 and R2.92 at the end of 2002.

          General Information about the Republic of Argentina. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

          Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

          In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raised revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the framework for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased each year between 1991 and 1998, with the exception of 1995. In the fourth quarter of 1998, however, Argentina's economy began to contract, with GDP growth rates of -3.4%, -0.8%, -4.4% and -10.9% recorded for 1999, 2000, 2001 and 2002, respectively. During 2003, however, Argentina's GDP grew by 8.8%. That growth rate was sustained in 2004, the GDP having grown by an estimated 7.8%. Argentina's protracted recession contributed to a serious fiscal crisis that resulted in a suspension of payment on Argentina's foreign debt, as announced by the government in late December 2001, as well as a suspension of its loan repayments to the International Monetary Fund and other multilateral lending bodies, as announced by the government in late September 2002. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, Argentina's President Fernando de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents. On January 1, 2002 Eduardo Duhalde, who pledged sweeping economic, fiscal and social reforms, became the fourth interim President. President Duhalde was unable, however, to achieve the necessary political consensus to meet the difficult challenges that Argentina faced. Nestor Kirchner succeeded Eduardo Duhalde as President on May 25, 2003, following a contentious election, and has been more successful than his predecessor in achieving economic stability. While Argentina's economy has improved over the past two years, there is no assurance that Argentina's economic recovery will be sustained.

          The Argentine Peso has been the Argentine currency since January 1, 1992. Until February 11, 2002, the rate of exchange from the Argentine Peso to the U.S. Dollar remained approximately one to one. The fixed exchange rate was instrumental in stabilizing the economy, but in recent years has been viewed as an impediment to economic growth. Since February 11, 2002, the Argentine Peso has been allowed to float freely against the U.S. Dollar. There is no assurance that ending the fixed exchange rate will achieve its desired result. On January 7, 2005, the Argentine Peso-U.S. Dollar exchange rate was 2.9691.

          The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

Additional Investment Policies and Practices
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may either be the buyer or the seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing less than 80% of its net assets in investment grade securities or 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3.

          Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

          The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. In addition, the Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

          See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

          Options On Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

          See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

          Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

          The Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges and cross- hedges. If the value of the assets placed in the segregated account declines, additional liquid assets or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward currency exchange contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward currency exchange contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

          While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency exchange contracts. In such event the Fund's ability to utilize forward currency exchange contracts in the manner set forth in the Prospectus may be restricted. Forward currency exchange contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency exchange contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

          The matching of the increase in value of a forward currency exchange contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward currency exchange contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge its assets.

          Options on U.S. and Foreign Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value ("NAV"), the Fund intends to write covered put and call options and purchase put and call options on U.S. Government Securities and foreign government securities that are traded on United States and foreign securities exchanges. The Fund also intends to write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

          The purchaser of an option, upon payment of a premium, obtains, in the case of a put option, the right to deliver to the writer of the option, and, in the case of a call option, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund (i) owns the underlying security covered by the call, (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash not available for investment or liquid high-grade Government Securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          A call option is written for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option (which is not covered) by maintaining in a segregated account with its custodian cash or liquid high-grade Government Securities in an amount not less than the market value of the underlying security, marked to market daily.

          In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

          The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the option holder would then sell the underlying security to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as discussed in Appendix C. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities," below.

          See Appendix C for a further discussion of the use, risks and costs of options in U.S. Government and foreign government securities. Interest Rate Transactions. The Fund may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

          The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with its custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with its custodian liquid assets having an aggregate NAV at least equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps and floors.

          Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade. When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, although delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required condition did not occur and the trade was canceled.

          The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

          The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the separate account of the Fund, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

          General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward currency exchange contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward currency exchange contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

          The Fund's ability to dispose of its positions in futures contracts, options, interest rate transactions and forward currency exchange contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward currency exchange contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

          Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

          Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to the types of securities in which it may invest with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund enters into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

          Illiquid Securities. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

          Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

          Reverse repurchase agreements are considered to be a loan to the Fund by the counterparty, collaterized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, the Fund obtains additional cash to invest on other securities. The Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow the Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for the Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by the Fund on the reverse repurchase transactions. See discussion below under "Special Borrowing Considerations." Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

          Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Under normal circumstances, the Adviser does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of the Fund's total assets.

Special Borrowing Considerations
--------------------------------

          Effects of Borrowing. The Fund maintains borrowings from banks unaffiliated with the Fund or the Adviser in an amount of money representing approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). The Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and the Fund expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

          Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in Government Securities in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investments in Government Securities of non-U.S. issuers will provide the Fund's shareholders with a potentially higher yield.

          Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in currency exchange rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV of the Fund's shares.

          Portfolio Management and Other Considerations. In the event of an increase in rates on U.S. Government Securities obligations or other changed market conditions, to the point where the Fund's leverage could adversely affect the Fund's shareholders, as noted above, or in anticipation of such changes, the Fund may increase the percentage of its investment portfolio invested in U.S. Government Securities, which would tend to offset the negative impact of leverage on Fund shareholders. The Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

          Other Borrowings. The Fund may also borrow to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset coverage limit described above. See "Certain Fundamental Investment Policies." The Fund may also create leverage and borrow through the use of reverse repurchase agreements as discussed above under "Reverse Repurchase Agreements and Dollar Rolls."

Additional Investment Considerations
------------------------------------

          Risks of Investing in Foreign Securities. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Fund's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government Securities as expressed in U.S. Dollars.

          Currency Risks. Because Fund assets will be invested in fixed income securities denominated in the Canadian Dollar, the Mexican Peso and other foreign currencies and because a substantial portion of the Fund's revenues will be received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

          Securities Ratings. The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade, but to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security that is downgraded below its credit ratings standards, described above, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. See Appendix A for a description of such ratings.

          Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

          Debt Securities. The NAV of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline.

          Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations. Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described above, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund will be required to diversify its portfolio of Canadian Government Securities, Mexican Government Securities and other foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.

1940 Act Restrictions
---------------------

          Under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's Portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains. Certain Fundamental Investment Policies

          The following restrictions are fundamental policies and may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

          The Fund may not:

          1. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

          2. participate on a joint or joint and several basis in any securities trading account;

          3. invest in companies for the purpose of exercising control;

          4. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

          5. purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies;

          6. (i) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward currency exchange contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

          7. invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities;

          8. borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (i) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

          9. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or

          10. issue senior securities within the meaning of the 1940 Act and interpretations thereunder.

          In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund also will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

          Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any late increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of any such maximum.

--------------------------------------------------------------------------------

     ADDITIONAL INFORMATION ABOUT CANADA, THE UNITED MEXICAN STATES, BRAZIL
                         AND THE REPUBLIC OF ARGENTINA

--------------------------------------------------------------------------------

          The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Argentine governmental and other economic sources believed to be accurate but has no been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Argentina, their economies, or the consequences of investing in Mexican Government Securities, Canadian Government Securities or Argentine Government Securities.

--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION ABOUT CANADA

--------------------------------------------------------------------------------

Territory and Population
------------------------

          Canada is the second largest country in the world in terms of land mass with an area of 9.09 million square kilometers (3.51 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and three territories (the Northwest Territories, the Nunavut Territory and the Yukon Territory). Its population is approximately 31 million.

Government
----------

          Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

          Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics
--------

          Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons, ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. A new political party, the Canadian Reform Conservative Alliance (the "Canadian Alliance") was formed in March 2000 to launch a more credible challenge to the Liberal Party. In the general election held on November 27, 2000, however, the Liberal Party won a third-straight parliamentary majority and gained 17 seats in the House of Commons. Subsequent to the 2000 election, the Liberal Party suffered several setbacks that damaged its credibility. These included allegations of cronyism and corruption, surprising by-election losses in May 2002 and internal challenges for party leadership. In August 2002, Mr. Chretien announced that he would not seek a fourth term as prime minister and would leave office in February 2004. Although these events have to some extent reinvigorated the opposition, the opposition remains fractured and unable to capitalize on the situation. On November 14, 2003, at the 2003 Leadership and Biennial Convention, the Liberal Party chose Paul Martin, the former Finance Minister, to succeed Mr. Chretien. The next general election, which was required to occur by November 2005, took place on June 28, 2004. The Liberal Party won, but failed to attain a majority in the House of Commons, having won only 135 seats, well short of the 155 seats needed for a majority. The next general election is required to occur by June 2009.

          Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

          The third major development is the continuing possibility of Quebec's independence. Upon gaining power in 1994, the Quebec separatist party, Parti Quebecois ("PQ"), called for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Parti Liberal won 48 seats. Mr. Bouchard, acknowledging that he had failed to rekindle the fervor for secession, resigned his post in January 2001. It is unclear whether Mr. Bouchard's successor, Bernard Landry, will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. Recent polls indicate that support for secession stands at about 40%. Furthermore, the PQ fared poorly in the June 2002 provincial elections. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. Legislation to establish the negotiating terms for Quebec's secession was approved in March 2000. The so-called "clarity bill" requires the support of a "clear majority" of Quebec's residents before such negotiations could occur. Although it is expected that Quebec's position within Canada will continue to be a matter of political debate, the separatist movement is considered to be dormant at this time. Nonetheless, the Bloc Quebecois ("BQ"), a separatist party that is allied with the PQ, won more than two-thirds of the seats in Quebec in the June 2004 national elections. Although the leader of the BQ stressed that Quebec sovereignty was not the main issue, the leader of the PQ said that a vote for the BQ would give a boost to the separatist movement. Monetary and Banking System

          The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade
-----

          Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In July 1997 a free-trade accord between Canada and Chile also took effect. Similar trade liberalization accords were signed with Israel (1997) and Costa Rica (2001). Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, a forum of democratically elected leaders of 34 nations across the Americas (including Canada) organized to discuss economic, social and political matters of common interest, an agreement was signed to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere, known as the Free Trade Area of the Americas ("FTAA"). A subsequent Summit of the Americas took place in April 2001 and resulted in a commitment by the participating heads of state to negotiate the establishment of the FTAA by 2005. Ministerial negotiations have continued on a regular basis ever since 2001.

          Given the relatively small size of Canada's domestic market, the trade sector has always been an important factor in the growth of the Canadian economy. In 2003, 38% of Canada's output was exported, down from 41% the previous year. The United States is by far Canada's largest trading partner. Since the 1980s Canada has recorded growing merchandise trade surpluses with the United States. A significant contributor to Canada's export growth in recent years has been the telecommunications and computer machinery sector. Energy exports have surged as well. Canada's overall trade surplus in 2003 was US$41.5 billion, compared to US$36.5 billion in 2002.

Economic Information Regarding Canada
-------------------------------------

          Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

          The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively, of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-98 fiscal year, the first time in 28 years the government had recorded a budget surplus. Budget surpluses of C$2.8 billion, C$13.1 billion, C$20 billion, C$7.0 billion, C$7.0 billion and C$9.1 billion were recorded for the 1998-1999, 1999-2000, 2000-2001, 2001-2002, 2002-2003 and 2003-2004 fiscal years, respectively, reducing the federal deficit by almost C$60 billion. The last time the budget was in surplus for five consecutive years was in the period up to 1951-1952. In 1999, the government forecast a cumulative budget surplus of C$95.5 billion over the subsequent five years, including a cumulative C$30 billion in the contingency reserve. Canada is expected to maintain a balanced budget for the next two years, making it the only country in the Group of Seven industrialized countries (Canada, France, Germany, Italy, Japan, the U.S. and the U.K.) to do so. In light of Canada's healthy fiscal position, Moody's announced in May 2002 that it was restoring Canada's triple-A credit rating, which it had lost in 1994.

          In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990 through 1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets. In 2004, all provinces except Newfoundland and Prince Edward Island had balanced budgets.

          The rebounding of fiscal conditions at the federal and provincial levels in the late 1990s have left Canadian cities in a funding crunch. While balancing their own budgets, the federal and provincial governments have cut their combined transfer payments by 22.6% since 1995. At the same time, some provincial governments have shifted certain of their financial responsibilities to the municipal government. Furthermore, Canadian cities generally do not have the kind of taxing authority that U.S. cities have.

          Prior to 2001, Canada's real GDP growth was expressed in constant 1992 prices. In 2001, Statistics Canada rebased the measure to chained 1997 prices. Using the new measure, Canada's real GDP growth rate was 4.1%, 5.5%, 5.2%, 1.8%, 3.4% and 2.0% in 1998, 1999, 2000, 2001, 2002 and 2003, respectively. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports. In the first two quarters of 2004, Canada's real GDP growth rates were 0.7% and 1.1%, respectively, quarter-on-quarter.

          During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. In 1998, 1999, 2000, 2001 and 2002, the average exchange rate between the Canadian Dollar and the U.S. Dollar was .674, .673, .673, .646 and ..637, respectively. In June 1997, with a real GDP growth rate of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate (then the Bank of Canada's official rate) for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate has been raised and lowered numerous times since then in response to economic developments. In 2001 concerns about the extent of the slowing U.S. economy and its impact on North American equity markets resulted in the lowering of the Bank Rate on several occasions, eventually to 2.00% on January 15, 2002, the lowest level in 40 years. On January 13, 2005, the Target for the Overnight Rate, which is the midpoint of the Bank of Canada's operating band for overnight financing and currently the Bank of Canada's official rate, stood at 2.50%.

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

          Currency Exchange Rates. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

          The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

          The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Canadian Dollar as certified for customs purposes by the Federal Reserve Bank of New York:

                                                                   Buying Rate
                                                                 in U.S. Dollars
                                                                 ---------------

                      1994  ........................................   0.73
                      1995  ........................................   0.73
                      1996  ........................................   0.73
                      1997  ........................................   0.72
                      1998  ........................................   0.67
                      1999  ........................................   0.67
                      2000  ........................................   0.67
                      2001  ........................................   0.65
                      2002  ........................................   0.64
                      2003  ........................................   0.71
                      2004  ........................................   0.77

Source:  Federal Reserve Statistical Releases.

               Inflation Rate of the Canadian Consumer Price Index. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1994 through 2004.

                                                                    National
                                                                    Consumer
                                                                    Price Index
                                                                    -----------

                      1994  ........................................   0.2
                      1995  ........................................   2.2
                      1996  ........................................   1.6
                      1997  ........................................   1.6
                      1998  ........................................   0.9
                      1999  ........................................   1.7
                      2000  ........................................   2.7
                      2001  ........................................   2.5
                      2002  ........................................   2.2
                      2003  ........................................   2.8
                      2004  (estimated).............................   2.0

Source:.Statistics Canada; Bank of Canada Weekly Statistics.

          Canadian Gross Domestic Product. The following table sets forth Canada's GDP for the years 1996 through 2003 at current and chained 1997 prices.

            Gross                Gross Domestic Product   Change from Prior Year
            Domestic Product     at Chained 1997 Prices   at Chained 1997 Prices
            ----------------     ----------------------   ----------------------
                (millions of Canadian Dollars)                    (%)

1996         833,100                848,667                      1.7
1997         877,900                885,022                      4.2
1998         915,000                918,900                      4.1
1999         982,400                969,800                      5.5
2000        1,075,600              1,020,800                     5.2
2001        1,108,200              1,040,400                     1.8
2002        1,158,000              1,074,500                     3.4
2003        1,218,800              1,096,400                     2.0

Source:  Statistics Canada; Bank of Canada.

          Yields on Canadian Government Treasury Bills and Bonds. The following table sets forth the yields on 3-month and 6-month Government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 2000 through December 2004.

                            Treasury Bills                  Benchmark Bonds
1999                    3 Months      6 Months          5 Years     10 Years
----                    --------      --------          -------     --------

January                 4.66         4.77                4.76         4.89
February                4.84         4.93                5.22         5.26
March                   4.75         4.86                4.95         5.05
April                   4.60         4.67                4.98         5.14
May                     4.42         4.60                5.34         5.42
June                    4.62         4.88                5.35         5.46
July                    4.64         4.81                5.53         5.62
August                  4.83         5.08                5.51         5.55
September               4.69         4.87                5.67         5.77
October                 4.85         5.20                6.20         6.26
November                4.82         5.10                5.98         6.02
December                4.93         5.29                6.11         6.18

                            Treasury Bills                  Benchmark Bonds
2000                    3 Months     6 Months           5 Years      10 Years
----                    --------     --------           -------      --------

January                 5.08         5.39               6.38         6.44
February                5.05         5.42               6.29         6.19
March                   5.28         5.56               6.13         6.03
April                   5.45         5.74               6.17         6.10
May                     5.75         6.01               6.17         6.00
June                    5.55         5.84               6.04         5.93
July                    5.63         5.82               6.00         5.86
August                  5.62         5.77               5.92         5.77
September               5.56         5.72               5.76         5.75
October                 5.62         5.74               5.75         5.72
November                5.74         5.88               5.59         5.54
December                5.56         5.58               5.30         5.35

                            Treasury Bills                  Benchmark Bonds
2001                    3 Months      6 Months            5 Years      10 Years
----                    ----------- ------------        ------------ -----------

January                 5.14         5.05               5.14         5.39
February                4.80         4.74               5.09         5.36
March                   4.60         4.58               5.03         5.41
April                   4.41         4.36               5.23         5.66
May                     4.40         4.45               5.61         5.96
June                    4.24         4.29               5.39         5.73
July                    4.03         4.06               5.36         5.76
August                  3.81         3.84               4.93         5.36
September               3.05         2.96               4.62         5.32
October                 2.34         2.26               4.08         4.86
November                2.07         2.13               4.68         5.36
December                1.95         1.95               4.69         5.44

                            Treasury Bills                  Benchmark Bonds
2002                    3 Months     6 Months           5 Years      10 Years
----                    --------     --------           -------      --------

January                 1.96         2.11               4.71        5.42
February                2.05         2.19               4.58        5.31
March                   2.30         2.68               5.28        5.79
April                   2.37         2.68               5.05        5.64
May                     2.60         2.87               4.90        5.49
June                    2.70         2.87               4.67        5.37
July                    2.81         2.90               4.30        5.23
August                  2.96         3.08               4.49        5.14
September               2.83         2.93               4.20        4.92
October                 2.73         2.81               4.34        5.16
November                2.70         2.78               4.28        5.09
December                2.68         2.78               4.17        4.96

                            Treasury Bills                  Benchmark Bonds
2003                    3 Months     6 Months           5 Years      10 Years
----                    --------     --------           -------      --------

January                 2.83        2.99                4.27         5.02
February                2.88        3.06                4.18         4.93
March                   3.14        3.34                4.47         5.13
April                   3.19        3.32                4.18         4.90
May                     3.16        3.18                3.72         4.50
June                    3.07        2.99                3.55         4.37
July                    2.81        2.72                3.76         4.78
August                  2.71        2.76                3.97         4.96
September               2.58        2.57                3.86         4.64
October                 2.64        2.63                4.07         4.85
November                2.70        2.74                4.15         4.88
December                2.64        2.64                4.00         4.73

                            Treasury Bills                  Benchmark Bonds
2004                    3 Months      6 Months          5 Years      10 Years
----                    --------      --------          -------      --------

January                 2.25         2.27               3.71         4.61
February                2.13         2.14               3.47         4.41
March                   1.98         1.95               3.35         4.33
April                   1.95         2.02               3.81         4.71
May                     1.98         2.11               3.96         4.77
June                    2.01         2.14               4.07         4.83
July                    2.08         2.27               4.07         4.82
August                  2.13         2.35               3.83         4.68
September               2.45         2.60               4.00         4.58
October                 2.57         2.68               3.94         4.52
November                2.63         2.73               3.85         4.44
December                2.47         2.58               3.74         4.39

Source:  Bank of Canada.

--------------------------------------------------------------------------------

             ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 103.6 million, based upon statistics reported by the Consejo Nacional de Poblacion (Conapo).

          Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which together account for approximately 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.3% in 2003.

Government
----------

          The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

          Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

          Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

          Federal judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15-year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

          Mexico has diplomatic relations with 184 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Cooperation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics
--------

          Until the July 2, 2000 elections, the Partido Revolucionario Institucional ("PRI") had long been the dominant political party in Mexico, although its dominance had been weakened in recent years. Between 1929 and 2000 the PRI won all presidential elections and, until the 1997 congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The two other major parties in Mexico are the Partido Accion Nacional ("PAN") and the Partido de la Revolucion Democratica ("PRD").

          On July 2, 2000, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 2000. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PAN, Vicente Fox Quesada, won the presidential election with 42.5% of the votes, the candidate of the PRI was second with 36.1% of the votes and the candidate of the Alianza por Mexico, a five-party coalition headed by the PRD, was third with 16.6% of the votes. With respect to the congressional elections, no party achieved a majority. The position of the PAN was further eroded by the results of the July 2003 congressional elections, but, again, no party achieved a simple majority of the 500 seats in the Chamber of Deputies. The PAN lost 55 seats and now holds 151 seats; the PRI gained 11 seats and now holds 224 seats. The next general elections are scheduled to occur in July 2006 (presidential and congressional).

          The July 2, 2000 elections represented not only the end of the PRI's seven-decade domination of Mexico's politics. They also marked the first elections in Mexico's history that have been widely viewed both inside and outside Mexico to have been conducted democratically, in accordance with electoral reforms adopted in 1996, when certain constitutional amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, were approved. The amendments, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

          At the beginning of 1994, armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. For the next two years, there were sporadic, unsuccessful negotiations with the insurgents, but incidents of civil unrest continued and negotiations collapsed altogether in September 1996, resulting in an uneasy standoff between the insurgents and the government in Chiapas ever since. Following the defeat of the PRI in both the July 2000 presidential elections and the August 2000 gubernatorial elections in Chiapas, there was renewed hope that the negotiations could be resumed. Among President Fox's first actions after taking office on December 1, 2000 was sending a bill to Congress that would have amended the constitution to provide indigenous people more autonomy in their government. Congress approved a watered down version of the bill in April 2001, but it was rejected by the insurgents, who accused President Fox and Congress of betraying them by watering down the reform. Communications with government peace negotiators were subsequently abandoned and to date have not been resumed.

          In addition to the civil unrest in Chiapas, other developments have contributed to disillusionment among the electorate with the institutions of government. These events include the 1994 assassinations of Luis Donaldo Colosio and Jose Francisco Ruiz Massieu, both high-ranking PRI officials. Links between Mexico's drug cartels and high government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

          Shortly after his electoral victory on July 2, 2000, President Fox announced the creation of the National Transparency Commission to investigate unsolved major crimes and to examine the misdeeds of previous governments. President Fox is planning other initiatives to reform the government's law enforcement and judicial functions. With no one party holding a majority in the legislature, however, it has not been easy for President Fox to advance his reform agenda. Violent crime, particularly kidnapping, has been on the rise. In the past four years there have been over 2,300 kidnappings. Although the government has made commitments to improve public security, the public remains unconvinced by the government's efforts. A recent poll indicates that 75% of the population feels that the government is not fulfilling its promises.

Money and Banking
-----------------

          Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the federal government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

          New laws relating to Banco de Mexico's activities and role within the Mexican economy became effective on April 1, 1994. The purpose of the new laws was to reinforce the independence of Banco de Mexico, so that it can act as a counterbalance to the executive and legislative branches in monetary policy matters. The new laws significantly strengthened Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry.

          Since Mexico's commercial banks were privatized in the early 1990s, the banking industry has experienced a significant amount of non-performing loans. In February 1996, the ratio of bad debts to the banking system's total loan portfolio reached a high of 19.2% from 8.3% at the end of 1994. In 1995, the government began a series of programs to address the problem and to avoid a systemic banking collapse. These programs have included subsidies to certain debtors and taking over bad debts. At the end of 1999, the liabilities absorbed by the government under the Fondo Bancario de Proteccion al Ahorro ("Fobaproa"), the program designed to take over the bad debts of Mexico's banks, totaled $89 billion, equivalent to 18.3% of Mexico's GDP. At the end of 2003 these liabilities were equivalent to 12.1% of Mexico's GDP. The overall cost of the government's programs to aid the banking sector has been estimated at $100 billion. The government has also instituted new rules, which became effective, on a phased-in basis, in January 2000, to shore up the capital of Mexico's banks. Additionally, deposit insurance will gradually be reduced beginning in 2005. By the beginning of 2002, none of the 18 banks privatized in the early 1990s remained in the hands of its original owners, and the banks that had been taken over and operated under the supervision of the government had been sold. The banking sector is considered to have largely recovered from the financial crisis of the 1990s. Lending has expanded and profits have increased.

Trade
-----

          Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area. Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico and the European Union signed an agreement in March 2000 that will end all tariffs on their bilateral trade in industrial goods by 2007. In May 2000, Mexico signed an agreement with Guatemala, Honduras and El Salvador, and in November 2000 an agreement with members of the European Free Trade Area (Iceland, Liechtenstein, Norway and Sweden) was signed. Mexico now has free trade agreements with over 30 nations. The government estimated that at the end of 2001, 90% of Mexico's exports had the benefit of some sort of preferential treatment. Mexico is also in negotiations with Belize, Panama, Ecuador, Trinidad, Tobago and Peru and is taking steps to increase trade with Japan and other Pacific Rim countries. President Fox has also expressed interest in reaching agreement with Mercosur (the southern customs union comprising Argentina, Brazil, Paraguay and Uruguay) but similar efforts have failed in the past due in part to conflicts between Mexico and Brazil.

          In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994. As of September 2003, foreign-controlled institutions held 81.7% of the assets and 81.9% of the liabilities in Mexico's banking system.

Economic Information Regarding Mexico
-------------------------------------

          During the period from World War II through the mid-1970s, Mexico experienced sustained economic growth. During the mid 1970s, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980s, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan." The value of the Mexican Peso has been central to the performance of the Mexican economy. In 1989, the government implemented a devaluation schedule, pursuant to which the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through
December 20, 1994, the Mexican Peso/U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the Mexican Peso/U.S. Dollar exchange rate reached either the floor or the ceiling of the band.

          Beginning on January 1, 1994, volatility in the Mexican Peso/U.S. Dollar exchange rate began to increase, with the value of the Peso relative to the Dollar declining at one point to an exchange rate of 3.375 Mexican Pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February 1994. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the Peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican presidential elections in August 1994 and certain related developments.

          On December 20, 1994, increased pressure on the Mexican Peso/U.S. Dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the government adopted a free exchange rate policy, eliminating the intervention band and allowing the Peso to float freely against the Dollar. The value of the Mexican Peso continued to weaken relative to the U.S. Dollar in the following days. There was substantial volatility in the Mexican Peso/U.S. Dollar exchange rate during the first quarter of 1995, with the exchange rate falling to a low point of 7.588 Mexican Pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The Mexican Peso/U.S. Dollar exchange rate fell to a low for the year of 8.14 Mexican Pesos to the U.S. Dollar on November 13, 1995.

          In order to address the adverse economic situation that developed at the end of 1994, the government announced in January 1995 a new economic program and a new accord among the government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

          The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

          In addition to the actions described above, in the beginning of 1995, the government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. government and the Canadian government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

          Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in Mexican Pesos, as compared with only 44.3% of such debt at the end of 1994.

          The government established a series of economic reform programs following the 1995 Economic Plan. On June 3, 1997, the government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries,
(iv) strengthen the capacity of the government to respond to social needs, (v) avoid economic crises of the types suffered by Mexico during the past 20 years,
(vi) continue to decrease gradually the rate of inflation and (vii) achieve a public sector balance that is close to equilibrium by the year 2000. In order to achieve a sustainable real GDP growth of 5%, the Government believes an investment rate of 25% of GDP is required. Thus, the PRONAFIDE seeks to stimulate investment by (i) promoting private-sector savings through the new pension system and through a fiscal policy aimed at stimulating internal savings of individuals, families and businesses, (ii) consolidating public savings through the rationalization of public expenditures and keeping such expenditures within the level of tax revenues, although investment and social programs will continue to be a priority, (iii) using external savings only as a complement to internal savings and (iv) strengthening and modernizing the financial system through adequate supervision and controls, as well as stimulating and reorienting development banks by increasing their level of investment efficiency.

          The PRONAFIDE, together with other reforms implemented by the Mexico Government since 1995, have enabled the Mexican economy to recover from the economic crisis experienced by Mexico in late 1994 and 1995. Nonetheless, significant new investment in infrastructure, industrial and agricultural modernization, training and environmental protection will be required for continued growth and development. The Mexican economy is also likely to continue to be subject to the effects of adverse domestic and external factors such as declines in foreign direct and portfolio investment, high interest rates and low oil prices, which may lead to volatility in the foreign exchange and financial markets and may affect Mexico's ability to service its foreign debt.

          The effects of the devaluation of the Mexican Peso, as well as the government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. Mexico registered a $7.9 billion deficit in its trade balance in 1998, a $5.6 billion deficit in 1999, an $8.1 billion deficit in 2000, a $10 billion deficit in 2001, a $7.9 billion deficit in 2002 and a $5.6 billion deficit in 2003. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.3 billion and $7.4 billion, respectively, as compared with a deficit of $1.576 billion in 1995. Mexico's current account balance registered deficits of $15.7 billion, $14.2 billion, $17.8 billion, $18.2 billion, $14.0 billion and $8.9 billion in 1998, 1999, 2000, 2001, 2002 and 2003, respectively.

          Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 2004, Mexico's international reserves amounted to $61.5 billion, compared to $57.4 billion at December 31, 2003, $48.0 billion at December 31, 2002, $44.7 billion at December 31, 2001, $33.6 billion at December 31, 2000, $30.7 billion at December 31, 1999, $30.1 billion on December 31, 1998, $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995 and $6.1 billion at December 31, 1994.

          During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow until 2001, resulting in an overall GDP growth rate of 5.1% for 1996, 6.8% for 1997, 4.9% for 1998, 3.8% for 1999 and 6.9% for 2000. For 2001, Mexico's
real GDP contracted by 0.3%. During 2002 and 2003, Mexico's real GDP grew by 0.7% and 1.3%, respectively. During the first six months of 2004, Mexico's real GDP grew by 3.9%, compared to the same period in 2003.

          Although the Mexican economy has stabilized since 1994, continuing recovery will require economic and fiscal discipline as well as stable political and social conditions. There can be no assurance that the government's initiatives will be successful or that President Fox and succeeding administrations will continue those initiatives. Reflecting Mexico's strengthened economy, S&P upgraded Mexico's sovereign debt rating on February 7, 2002 to investment grade. Fitch and Moody's took similar actions on January 22, 2002 and March 7, 2000, respectively.

Statistical and Related Information
Concerning Mexico
-----------------

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls, which shortly thereafter were relaxed and were eliminated in 1991.

          Currency Exchange Rates. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

          The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1994 to 2004.

                                              End of
                                              Period     Average
                                              ------     -------

            1994      ...................     5.325       3.375
            1995      ...................     7.643       6.419
            1996      ...................     7.851       7.599
            1997      ...................     8.083       7.918
            1998      ...................     9.865       9.136
            1999      ...................     9.514       9.561
            2000      ...................     9.572       9.456
            2001      ...................     9.142       9.343
            2002      ...................    10.313       9.656
            2003      ...................    11.202      10.791
            2004      ...................    11.154      11.290

Source:  Banco de Mexico.

          Inflation and Consumer Prices. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced. The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% at year-end 1987 to 7.1% at year-end 1994.

          Over the medium term, the government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the government's response to that event and related developments caused a significant increase in inflation, as well as a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation at year-end 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. At year-end 1998, inflation rose to 18.6%, well over the government's target of 12%, but fell to 12.3% at year-end 1999, 9.0% at year-end 2000, 4.4% at year-end 2001, and 5.7% at year-end 2002. At year-end 2003, the annual inflation rate was 4.0%, above the government's year-end target of 3.0%. At year-end 2004, the annual inflation rate was 5.2%, well above the government's target.

          Consumer Price Index. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1994 through 2004.

                                                         Changes
                                                         in National
                                                         Consumer
                                                         Price Index,
                                                         Increase Over
                                                         Previous Period
                                                         ---------------

                      1994  .........................      7.1
                      1995  .........................     52.0
                      1996  .........................     27.7
                      1997  .........................     15.7
                      1998  .........................     18.6
                      1999  .........................     12.3
                      2000  .........................      9.0
                      2001  .........................      4.4
                      2002  .........................      5.7
                      2003  .........................      4.0
                      2004  .........................      5.2

Source: Banco de Mexico.

          Mexican Gross Domestic Product. The following table sets forth certain information concerning Mexico's GDP for the years 1994 through 2003, and for the first six months of 2004, at current and constant prices.

                                      Gross Domestic Product   Change from Prior
               Domestic Product       at Constant 1993         Year at Chained
               at Current Prices      Prices(1)                Prices
               -----------------      ---------                ------
                    (millions of Mexican Pesos)                (%)

1994           1,420,159              1,312,200                 4.5
1995           1,837,019              1,230,608                (6.2)
1996           2,525,575              1,293,859                 5.1
1997           3,174,275              1,381,525                 6.8
1998           3,846,349              1,449,310                 4.9
1999           4,593,685              1,503,500                 3.7
2000           5,491,372              1,602,542                 6.6
2001           5,828,590              1,599,787                (0.3)
2002           6,261,511              1,612,074                 0.7
2003           6,754,773              1,633,076                 1.3
2004(2)        7,400,510              1,714,986                 3.9

----------
(1)  Constant Peso with purchasing power at December 31, 1993,expressed in
     Pesos.
(2)  First six months.

Source: Mexico's National Statistics, Geography and Informatics Institute
        (INEGI).

          Interest Rates. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below.

                        Average CETES and Interest Rates
                        --------------------------------

                            28-Day     91-Day
                            CETES      CETES       CPP       TIIP      TIIE
                            -----      -----       ---       ----      ----

1994:
            Jan.-June        13.0%       13.5%      14.2%     15.3%    _____
            July-Dec.        15.2        15.7       16.8      20.4     _____
1995:
            Jan.-June        55.0        54.3       49.6      63.6      71.2%(2)
            July-Dec.        41.9        42.2       40.7      44.5      44.5
1996:
            Jan.-June        35.4        37.2       34.5      37.3      37.2
            July-Dec.        27.4        28.6       26.9      30.2      30.1
1997:
            Jan.-June        20.8        22.2       20.8      23.2      23.2
            July-Dec.        18.8        20.3       17.4      20.5      20.6
1998:
            Jan.-June        18.8        19.9       17.2      20.6      20.7
            July-Dec.        30.7        32.5       24.9      32.9      33.1
1999:
            Jan.-June        24.3        24.7       22.3      27.2      27.3
            July-Dec.        18.5        19.9       17.2      20.8      20.8
2000:
            Jan.-June        14.7        15.8       13.8      16.8      16.8
            July-Dec.        15.8        16.5       13.6      17.2      17.2
2001:
            Jan.-June        14.5        15.2       13.0      16.0      16.0
            July-Dec.         8.1         9.3        7.3       9.8       9.8
2002:
            Jan.-June         7.0         7.2        5.4      (3)        8.1
            July-Dec.         7.2         7.6        5.3      (3)        7.0
2003:
            Jan.-June         7.5         7.6        5.4      (3)        8.2
            July-Dec.         5.0         5.4        3.5      (3)        5.4
2004:
            Jan.-June         6.0         6.2        4.0      (3)        6.3

(1) February-June average. (2) Average for the last two weeks of March.
(3) The Banco de Mexico ceased publication of the TIIP as of December 31, 2001.

Source: Banco de Mexico.

--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION ABOUT BRAZIL

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The Federative Republic of Brazil ("Brazil"), with a land mass area of
3.3 million square miles, is the largest country in Latin America, occupying almost half of the continent of South America. Brazil's population is approximately 177 million, the largest in South America and the fifth most populous in the world. The majority of its people lives in the south central area, which includes the industrial cities of Sao Paulo, Rio de Janeiro and Belo Horizonte. Urban growth has been rapid in Brazil. In 2000, 78% of the population lived in urban areas. While this has been beneficial for Brazil's economy, it has also created significant social, environmental and political problems for Brazil's major cities.

          Brazil was a colony of Portugal for over three centuries; as a consequence, its major ethnic stock is Portuguese, which remains the official language. However, many immigrant groups from various parts of the world have settled in Brazil, resulting in a very diverse ethnic and cultural heritage.

Government
----------

          Brazil is a federal republic with 26 states and a federal district. The 1988 constitution grants broad powers to the federal government, which is made up of the executive, legislative and judicial branches. The president holds office for four years, with the right to be re-elected for one additional four-year term. The legislature, or National Congress, is bicameral and consists of the Senate and the Chamber of Deputies. There are 81 seats in the Senate -- three members from each state and federal district - who are popularly elected to serve 8-year terms. The terms are staggered, so that two-thirds are up for election at one time and one-third four years thereafter. There are 513 seats in the Chamber of Deputies; its members are elected by proportional representation to serve four-year terms. Fifteen political parties are currently represented in the National Congress. Since it is common for members to switch parties, the proportion of congressional seats held by particular parties changes regularly. There are 11 Supreme Court judges, who are appointed by the president, subject to approval by the Senate. Each state has its own governor and legislature. Presidential, congressional and gubernatorial elections last took place in October 2002. The next presidential, congressional and gubernatorial elections will be held in October 2006.

Politics
--------

          The main political parties in Brazil are the Brazilian Democratic Movement Party ("PMBD"), the Liberal Front Party ("PFL"), the Democratic Labor Party ("PDT"), the Brazilian Social Democracy Party ("PSDB") and the Workers Party ("PT"). The current president, Luiz Inacio Lula da Silva, commonly known as President Lula, was elected in 2002 with 61% of the vote, with the support of an alliance of his own party, the leftist PT, the center right Liberal Party("PL"), the leftist National Mobilization Party ("PMN"), the leftist Popular Socialist Party ("PPS") and the leftist Communist Party of Brazil ("PCdoB"). In December 2004, the PPS and the large PMDB left the PT-run governing coalition, leaving the coalition with only a small majority in the Chamber of Deputies and a minority in the National Congress.

Money and Banking
-----------------

          Monetary policy in Brazil since 1999 has aimed for lower interest rates to stimulate the economy and lighten the public debt burden. The Central Bank of Brazil (the "Central Bank") exercises monetary and credit controls through the reserve requirements it imposes on commercial banks, and through its bank-rediscount policies and open-market operations. It has also used interest rate ceilings and mandatory rate reductions. The government imposes lending requirements on banks in order to control the amount of money in circulation and direct funds to priority sectors.

          The Central Bank uses its benchmark Selic (Sistema especial de liquidacao e custodia) target rate to manage the level of interest rates. Interest rates began to decline from mid-2003 after they had reached a peak at the end of 2002. After raising the benchmark Selic to a high of 26.5% in February-June 2003, the Central Bank reduced the rate to 16.5% by the end of 2003, as inflation fears waned and economic indicators improved.

          Brazil's financial system has fared well despite recent economic turmoils, including the Mexican debt crisis in late 1994, the devaluation of the Real, Brazil's currency, in 1999 and the Argentine debt crisis of 2001-2002. As a result of privatizations and mergers, the financial sector has become more efficient.

          Since 1988, the financial system has undergone rapid modernization. Central to the reforms has been the establishment of multi-purpose banks and greater foreign participation in commercial banks. The increased competition has improved bank operations. The Central Bank has encouraged foreign entry because it has been able to ask new entrants to buy recently liquidated institutions. In paying this premium, foreign banks have helped to improve the health of the financial sector. Though still high by international standards, profitability in the financial sector fell in 2003. Net earnings of the top ten banks fell 42% from the previous year.

          The government owns a number of financial institutions that carry out certain limited functions, such as subsidizing mortgages and engaging in development banking for particular industries.

          Brazil's monetary and financial supervisory institutions include the National Monetary Council, which issues policy directives, the Central Bank of Brazil, which oversees financial institutions and regulates the money markets, and the Securities Commission, which regulates the securities markets.

International Relations
-----------------------

          Brazil has traditionally looked inwards, both economically and politically, but during the 1990s, under the leadership of former President Cardoso, Brazil sought to enhance its international profile and has been waging a long-standing campaign to become a permanent member of the United Nations Security Council. In 1991, Brazil, together with Argentina, Paraguay and Uruguay, signed the Treaty of the Asuncion to form the Southern Cone Common Market, also known as the Mercosur, which cut tariff barriers in the four countries on most goods and established a common external tariff. Chile and Bolivia became associate members of the Mercosur in 1996 and 1997, respectively. Brazil has also taken on a more active role in the World Trade Organization, of which it is a member. Although a participant in ongoing negotiations to establish a Free-Trade Area of the Americas, Brazil has disagreements with the United States about farm subsidies and import restrictions on certain goods, such as orange juice and steel. Brazil would also prefer to negotiate as a member of the Mercosur, rather than bilaterally.

Trade
-----

          As Brazil's domestic economy has grown and diversified, so has it become increasingly involved in international trade. In the 1980s, Brazil promoted import substituting industrialization ("ISI"), which provided for high tariff and non-tariff barriers. Although ISI was initially effective in developing Brazil's industrial sector, by the end of the 1980s, it became clear that ISI promoted inefficiency and served as a roadblock to structural reform. In 1990 the government launched a trade opening program. Most non-tariff barriers were eliminated immediately and tariffs were scheduled to be cut over a four-year period. By 1994, average nominal protection in most sectors had fallen approximately 50%. The creation of the Mercosur served to accelerate the trade opening process. The end result was that Brazil's merchandise balance of trade dropped sharply from a traditional surplus to sizable deficits between 1995 and 1998. The flotation and devaluation of the Real in January 1999 brought a rebalancing of Brazil's external accounts and by 2001 the trade balance was back in surplus.

          In 2001, Brazil's exports amounted to US$58.2 billion and its imports were US$55.6 billion, leaving a trade surplus of US$2.6 billion. In 2002, Brazil's exports amounted to US$60.4 billion and its imports were US$47.2 billion, leaving a trade surplus of US$13.2 billion. In 2003, Brazil's exports amounted to US$73.1 billion and its imports were US$48.3 billion, leaving a trade surplus of US$24.8 billion. In 2004, Brazil's exports amounted to an estimated US$94.9 billion and its imports were an estimated US$63.5 billion, leaving an estimated trade surplus of US$31.4 billion. An advocate of free trade, President Lula is focusing the government's efforts on boosting export competitiveness and improving access to overseas markets, rather than curbing imports.

          The main destinations of Brazil's exports in 2003 were the United States (23.1%), followed by The Netherlands (5.8%), China (6.2%) and Germany (4.3%). The main origins of Brazil's imports in 2003 were the United States (20.2%), followed by Argentina (9.7%), Germany (8.7%) and Japan (5.2%).

          Brazil's currency is the Real, which was introduced in 1994. By abandoning a floating exchange rate in favor of a tightly managed crawling peg, the government used the currency exchange rate to reduce hyperinflation, rather than to foster international competitiveness. As a result, while hyperinflation ended, the currency became overvalued and in January 1999, the government was forced to let the Real float freely. The Real fell precipitously by 50% in the aftermath of the government's decision but it subsequently stabilized. The average Real/U.S. Dollar exchange rate in 2004 was R2.93, compared to R3.08 in 2003 and R2.92 in 2002. The countries of the Mercosur have had discussions about a common currency, like the European Union's Euro.

          Brazil's international reserves registered US$49.30 billion at December 2003, compared to US$37.82 at December 2002. Discounting International Monetary Fund resources, however, Brazil's reserves stood at US$19 billion at December 2003.

Economic Information
--------------------

          Since the 1980s, having overcome over a half century of military intervention in its governance, Brazil has pursued agricultural and industrial growth and is now South America's leading economic power. Brazil's economy is the tenth largest economy in the world, with well developed agricultural, mining, manufacturing and service sectors. Vast disparities remain, however, in the country's distribution of land and wealth.

          About 20% of Brazil's labor force is employed in the agricultural sector, which accounts for 9% of the country's gross domestic product. Brazil's major crops are coffee, citrus fruit, soybeans, sugarcane, rice, corn, cocoa, cotton, tobacco and bananas. Brazil also enjoys vast mineral resources, including iron ore (Brazil is the world's largest producer), quartz, chrome ore, manganese, industrial diamonds, gemstones, gold, nickel, tin, bauxite, uranium and platinum. Brazil also has one of the most advanced industrial sectors in Latin America, accounting for approximately one-third of its gross domestic product. Brazil's major industries include automobiles and parts, other machinery and equipment, steel, textiles, shoes, cement, lumber, iron ore, tin and petrochemicals. Brazil also has a diverse and sophisticated services sector, with mail and telecommunications the largest, followed by banking, energy, commerce and computing.

          Brazil experienced rapid economic growth in the 35-year period following World War II, but that came to an end in the 1970s, when Brazil began to experience cycles of inflation and depreciation. Numerous economic stabilization programs failed because they were based on price freezes rather then attempts to address the underlying causes.

          Starting in 1994, the government has undertaken a number of economic reforms to replace a state-dominated economy with a market oriented one. The first major economic stabilization program was known as the Real Plan, which was very successful in reducing Brazil's historically high inflation rates. Market opening and economic stabilization significantly enhanced Brazil's economic growth. However, when the growth slowed, Brazil's dependence on external financing and the government's failure to control its finances left the economy vulnerable to external shocks. Following the emerging market debt crisis in 1998, Brazil's economy went into recession. In 2000, the government adopted the Fiscal Responsibility Law, which imposes strict limits on government spending, both at the federal and state level. The government also instituted an inflation targeting program as the basis for monetary policy. While inflation met the target in 2000, it exceeded the target in 2001 and 2002. The government raised the target levels for 2003 and 2004. The current administration, that of President Lula, has continued the commitment to economic reform and has instituted major changes in Brazil's tax and pension systems.

          In addition to achieving its primary goal of reducing inflation, the Real Plan introduced one of the world's largest privatization programs. Privatization brought a flood of foreign investors, beginning in 1996. The yearly investment average in the telecommunications sector during the four years prior to 1996 was R$5.8 billion, compared to R$16.3 billion during the four years after 1996. Similarly, investment in the electrical power sector increased from R$5.3 billion annually prior to 1996 to R$7,2 billion after 1996. Direct foreign investment fell off after 2002, owing to the depreciation of the Real, as well as to adverse regulatory decisions.

          In 2001, Brazil experienced an electricity crisis due to low rainfall and to a drop in new investment. To prevent blackouts, the government introduced mandatory rationing and price hikes. Brazil has undertaken a program to reduce dependence on foreign oil. In the mid-1980s, approximately 70% of Brazil's oil and oil derivative needs came from imports. Currently, that figure is approximately 20%.

          The following tables provide certain statistical information regarding historical rates of exchange between the U.S. Dollar and the Real, inflation rates and Brazilian gross domestic product.

          Currency Exchange Rate. The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in New York City in U.S. Dollars for one Real as certified for customs purposes by the Federal Reserve Bank of New York:

                                                     Buying Rate
                                                     in U.S. Dollars
                                                     ---------------

       1998                                          0.86
       1999                                          0.55
       2000                                          0.55
       2001                                          0.43
       2002                                          0.34
       2003                                          0.33
       2004                                          0.34

Source:  Federal Reserve Statistical Releases.

          Inflation Rate of the Brazilian National Broad Consumer Price Index ("IPCA"). The following table sets forth for each year indicated the average change in the IPCA calculated by the Instituto Brasileiro de Geografia e Estatistica ("IBGE").

                                                     National Broad
                                                     Consumer Price Index
                                                     --------------------

       1998                                          3.2
       1999                                          4.9
       2000                                          7.0
       2001                                          6.8
       2002                                          8.5
       2003                                         14.7
       2004 (estimated)                              6.5

Source:  Central Bank of Brazil.

          Gross Domestic Product. The following table sets forth for the years indicated the gross domestic product of Brazil at 2002 prices (R$million) and at current prices (US$million).

                       Gross Domestic        Gross Domestic
                       Product at 2002       Product at Current
                       Prices (R$Million)    Prices (US$Million)     Real Change
                       ------------------    -------------------     -----------

1998                     1,397,850             787,889                 0.1
1999                     1,408,830             536,554                 0.8
2000                     1,470,265             602,207                 4.4
2001                     1,489,563             509,797                 1.3
2002                     1,518,264             459,379                 1.9
2003                     1,514,924             493,348                -0.2

Source:  Central Bank of Brazil.

--------------------------------------------------------------------------------

             ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

--------------------------------------------------------------------------------

Territory and Population
------------------------

          The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately 32.6 million. Official projections have estimated that Argentina's population reached 37.2 million in 2003.

          The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban.

Government
----------

          The Argentine federal constitution (the "Constitution"), first adopted in 1853, provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote. Presidential elections were last held in May 2003. The next presidential elections are due to occur in 2007.

          The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats, which are allocated according to each province's population. Deputies are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

          The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). Pursuant to amendments to the Constitution adopted in 1994, the President must select lower federal court judges from a list of nominees selected by an independent body comprised of lawyers and academics. In 1998 and 1999, steps were taken to implement this system, which was designed to minimize political influence in the selection and dismissal of judges.

          Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics
--------

          The three largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890, and the Frente del Pais Solidario or Front for a Country in Solidarity ("Frepaso"), founded in 1994 by former members of the PJ and a small socialist party. In 1997, members of the UCR and the Frepaso formed a coalition called Alianza ("Alianza"), which has a platform focused on remedying social problems. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for the PJ, the UCR and Alianza is broadly based, with the Frepaso receiving most of its support from the federal district of Buenos Aires. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. The PJ currently holds a majority in both the Senate and the Chamber of Deputies, including a quorum in the Chamber of Deputies. In addition, the PJ controls most of the provincial governorships. This represents the largest accumulation of power in a single political party since democracy was restored in 1983. The next congressional elections are required by law to be held no later than October 2005.

          Since 1983, which was the last year of military rule, Argentina has been governed by a succession of elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The next president, Carlos Menem, a member of the PJ, won two successive elections in May 1989 and May 1995. In October 1999, Fernando de la Rua, representing Alianza, was elected President. Amidst the country's worsening economic and fiscal condition, and associated civil unrest that ensued, President de la Rua was forced to resign on December 20, 2001. Thereafter, Argentina had several interim Presidents, all members of the PJ. On January 1, 2002 Eduardo Duhalde, a Senator who had lost the 1999 presidential race to Mr. de la Rua, became the fourth interim President of Argentina. Mr. Duhalde, a member of the PJ, served as interim President until May 25, 2003, when Nestor Kirchner, also a member of the PJ, took office.

          Former President Menem was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, Mr. Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. Mr. Menem won reelection in May 1995, but his popularity declined as the government faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. Alianza did not seek an alternative economic model. Rather, President de la Rua's campaign emphasized the themes of maintaining stability, improving social conditions and reducing the economy's vulnerability to external shocks. President de la Rua had a reputation for honesty and accountability, which contributed to his electoral success in 1999. However, following allegations that erupted in mid-2000 about officials in his administration engaging in bribery with members of the legislature in connection with his labor reform initiatives, there was growing concern about President de la Rua's ability to successfully pursue the measures necessary to maintain economic stability in Argentina. President de la Rua failed to distance himself from his officials involved in the scandal, resulting in the surprise resignation of Argentina's vice-president in October 2000. The series of high-level government corruption scandals, together with Argentina's worsening economic difficulties, resulted in growing public dissatisfaction, which was manifested in the October 14, 2001 elections and which led ultimately to his resignation on December 20, 2001. The position of Mr. Duhalde, the last of the interim Presidents who succeeded Mr. de la Rua, became very tenuous due chiefly to his lack of success in steering Argentina out of its deep and lingering recession. Mr. Kirchner, the current President, who lacks a power base (he received the lowest percentage of the popular vote in the country's history) but nevertheless had a 60% approval rating by August 2004, has started his term with a number of dynamic proposals focused chiefly on an overhaul of the political system. Although Argentina has experienced an economic recovery, little has been accomplished to reform the political system and unemployment remains high.

          Argentina has diplomatic relations with 139 countries. It is a charter member of the United Nations and currently serves as a member of its Security Council. Argentina is a founding member of the Organization of American States and is also a member of the International Monetary Fund ("IMF") and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT). In October 1997, the United States designated Argentina as a non-NATO ally.

Monetary and Banking System
---------------------------

          The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Argentine Peso. Beginning in January 1992, the rate of exchange between the Argentine Peso and the U.S. Dollar remained approximately one to one. The fixed exchange rate was terminated in February 2002 and the Argentine Peso was allowed to float freely. After the exchange rate reached almost PS4:US$1 in late March 2002, the Central Bank intervened and stabilized the exchange rate at around PS3:US$1 for several weeks. On January 7, 2005, the exchange rate was PS2.97:US$1.

Economic Information Regarding Argentina
----------------------------------------

          The Argentina economy has many strengths, including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Following implementation of President Menem's reform program in March 1991, significant progress was made in reducing inflation and increasing real GDP growth. Although the GDP declined by 2.8% in 1995, it increased during the following three years: 5.5% in 1996, 8.1% in 1997 and 3.9% in 1998. Thereafter, however, Argentina's GDP contracted, declining by 3.4% in 1999, 0.8% in 2000, 4.4% in 2001 and 10.9% in 2002. In 2003, Argentina's GDP grew by 8.8% and is estimated to have grown by 7.8% in 2004.

          Deregulation of the Economy and Privatizations. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations were prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the government undertook an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

          In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

          On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

          In addition, Argentina eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. As a result, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks were either foreign-owned or foreign-controlled. The process of deregulation and liberalization continued through the privatization process, the reform of the social security system, regional integration and further labor law reforms.

          In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt-to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program also served as an important conduit for direct foreign investment into Argentina, attracting interested investors from Asia, Europe, North America and Latin America. The government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. On August 1, 1997, the postal service was privatized and on January 23, 1998, the government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began.

          On January 20, 1999, the government sold most of its residual interest (14.99%) in the Yacimientos Petroliferos Fiscales, the largest oil and natural gas producer in Argentina, in an auction in which major international oil firms were invited to participate. The only bidder was the Spanish company Repsol, which made an offer for the minimum price. The $2.01 billion in proceeds from the sale were to be channeled to the Provincial Development Trust Fund. The government sold an additional 5.3% stake in YPF to Repsol on June 24, 1999 for $842 million. The government retained one "golden share" granting it veto power over any strategic decisions.

          On February 2, 1999, the government sold the first tranche of 25% in Banco Hipotecario National, the national mortgage bank, which raised $307.5 million. The proceeds were to be used to pay back the $220 million bridge loan obtained in 1998 from the banks in charge of organizing the sale; the balance was to be used to capitalize the Regional Infrastructure Fund. The sale of the shares had been postponed on several occasions during 1998 because of the adverse conditions in the international financial markets. Although foreign direct investment averaged almost US$10 billion per year between 1994 and 2000, fueled in large part by the rapid pace of privatizations during the 1990s, it fell to an average of US$1.4 billion in 2001-2003.

          The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

          Currency Exchange Rates. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions. With the institution of the Convertibility Law on April 1, 1991, the Argentine currency became tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina was required to maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and was obliged to sell dollars to any person who so required at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. From January 1, 1992 until February 11, 2002, the rate of exchange from Argentine Peso to U.S. Dollar was approximately one to one. While the fixed exchange rate was instrumental in eradicating hyper-inflation and stabilizing Argentina's economy in the early 1990s, in recent years it has been viewed as an impediment to economic growth. With the economy in a protracted recession, and facing a growing fiscal crisis, the government terminated the decade-old one-to-one peg to the U.S. Dollar in early January 2002, when it devalued the Argentine Peso and established a dual exchange rate system. Under this system, the government set the exchange rate for export and import transactions, but otherwise let the Argentine Peso float freely. On February 11, 2002 the Argentine Peso was allowed to float freely for all purposes.

          The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                      Nominal Exchange Rates of
                                    Argentine Peso to U.S. Dollar
                                    -----------------------------

                  1994           ....................................   1.0
                  1995           ....................................   1.0
                  1996           ....................................   1.0
                  1997           ....................................   1.0
                  1998           ....................................   1.0
                  1999           ....................................   1.0
                  2000           ....................................   1.0
                  2001           ....................................   1.0
                  2002           ....................................   3.3900
                  2003           ....................................   2.9257
                  2004           ....................................   2.9727

Source:  Banco Central de la Republica Argentina.

          Wages and Prices. Prior to the adoption of the economic plan announced by Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

          During the 1980s and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

          On March 20, 1991, Economy Minister Cavallo announced the Convertibility Plan, which was subsequently approved by Congress through passage of the Convertibility Law. The Convertibility Plan sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that were intended to address underlying structural problems that had distorted fiscal and monetary policy.

          The Convertibility Plan was centered on the two following fundamental principles:

          (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) was not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively meant that the money supply could be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needed to be financed. Gross international assets included the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso was fully convertible into the U.S. Dollar, no increase in the domestic monetary base could occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

          (2) the prohibition of financing of fiscal deficits through Central Bank lending and fiscal control to contain expenditures and foster tax revenues.

          The IMF supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina was required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately $2.4 billion to a total of approximately $6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately $2.8 billion to support the government's medium-term economic reform program for 1998-2000. Among other targets, the agreement required that Argentina not exceed a public fiscal deficit of $3.85 billion for 1998.

          Three times during 1999, due to falling tax revenues and political considerations that made spending cuts difficult, Argentine authorities renegotiated their 1999 fiscal deficit targets with the IMF. The fiscal deficit targets were raised to $5.1 billion. Argentina also renewed its commitment to the structural reform programs already a part of its agreement with the IMF. These included the "fiscal convertibility" law to legally establish a declining trend for the fiscal deficit, reform of the revenue-sharing mechanism with the provinces, reform of the Central Bank Charter and the legal framework of Argentina's financial institutions, privatization of Argentina's largest bank, which Congress explicitly prohibited in a law passed in May 1999, and social security and labor reforms. Nonetheless, Argentina's 1999 fiscal deficit was $7.1 billion, excluding privatization proceeds.

          Argentina, like other Latin American countries, was affected by the financial instability in Asia that occurred in 1997-1998. In October 1998, Argentina negotiated a $4 billion aid package with the World Bank and the Inter-American Development Bank. Argentina also announced the issuance of $11 billion in 29-year Treasury bonds in the domestic market, which were placed in six monthly installments between October 1998 and March 1999. The government also obtained a bridge loan for $700 million with private domestic and international banks. As a result, at the start of the fourth quarter of 1998, the government had raised enough funds to cover its borrowing needs until March 1999. During 1999, Argentina raised $22.4 billion, meeting its funding needs for 1999. The $22.4 billion included $11.3 billion of debt issued in the international market, $1.4 billion in World Bank and IADB financing, $7.4 billion of debt issued on the domestic market, and $2.3 billion from privatizations.

          Upon taking office on December 10, 1999, President de la Rua declared the fiscal deficit to be Argentina's worst enemy and moved quickly to push a budget package through Congress to reduce the deficit with spending cuts and tax increases. The package called for a $5 billion spending reduction and a $4.5 billion budget deficit target. President de la Rua also submitted several bills to Congress requesting labor reforms and the granting of additional powers to the government in order to facilitate fiscal deficit reduction. Although President de la Rua faced political resistance in the PJ-controlled Senate, which thwarted his efforts to adopt many of his proposed structural reforms, his aggressive efforts temporarily showed a measure of success. The IMF and Argentina reached agreement on a three-year US$7.4 billion standby credit facility. The extended credit facility set a limit of US$4.7 billion on the 2000 deficit, down from US$7.1 billion in 1999. Although President de la Rua's efforts succeeded in meeting fiscal targets at the beginning of 2000, Argentina's fiscal performance in the second quarter of 2000 was disappointing, resulting in a new fiscal adjustment package at the end of May, focusing on public sector wage cuts. Other initiatives included the reform of the social security and health care systems. In January 2000 Argentina successfully completed its first long-term global bond offering since 1997.

          Reducing the fiscal deficit has been made more difficult by Argentina's recession, resulting in an extension of the target date for achieving fiscal balance from 2003 to 2005. In December 2000, amid growing concerns about the possibility of a debt default in 2001, the IMF and several other international lenders put together a $39.7 billion package of emergency credits that were designed to cover the cost of most government debt payments through 2003.

          In March 2001, following the resignation of two Economy Ministers in a period of two weeks and amidst a worsening fiscal crisis, President de la Rua named Domingo Cavallo, the architect of the 1991 Convertibility Plan, to be Economy Minister. Mr. Cavallo designed a package of proposals designed to stimulate industry and boost Argentina's competitiveness. While committing himself to meeting IMF fiscal targets, Mr. Cavallo increased the policy emphasis on promoting growth by raising competitiveness through targeted initiatives. This represented a change of direction from Mr. Cavallo's two predecessors, who had given priority to fiscal adjustment. In the first quarter of 2001 Argentina went $1 billion above the $2.1 billion deficit target agreed to with the IMF. Amidst renewed concerns about the ability of Argentina to stay current on its $130 billion government debt, a new IMF aid package was negotiated in August 2001 that provided another $8 billion in fresh loans. Underpinning the new IMF aid package were significant budget cuts, which were approved in principle by the Argentine Congress but never implemented. Argentina also conducted some voluntary debt swaps, which allowed the government to postpone some debt payments. By the end of November 2001, however, the government acknowledged that by year-end the budget deficit would be about $7.8 billion, well over the $6.5 billion target it set with the IMF in return for the $8 billion aid package. In early December 2001, the IMF announced that it was withholding a $1.3 billion payment due under the aid package. This left an approximately $2 billion hole in Argentina's finances for the remaining weeks of 2001. As a result, the government announced in late December 2001 a suspension of payment on its foreign debt, estimated to be a total of $136.71 billion, including debt to the IMF and other multilateral lending bodies.

          With revenues in a free-fall by the beginning of 2002, Argentina entered into a 14-point agreement with the IMF in April 2002 that committed Argentina to meeting most of the IMF's demands. These included abiding by Argentina's international agreements, concluding bilateral agreements with the provincial governments to enforce a fiscal pact reached in February 2002, enforcing strict fiscal and monetary policies, guaranteeing savers a credible restitution of their deposits through liquid instruments and enforcing actions required to restore a solid and reliable financial system. Given the deteriorating economy and related social unrest, and given the lack of a strong political consensus, it was very difficult for Argentina to meet the IMF's demands.

          In September 2002, Argentina announced that it would no longer use its diminishing reserves to pay back existing IMF loans. In making this announcement, the government stated that maintaining social programs and financing provincial economies would take priority over its obligations to the IMF and other multilateral lending bodies. Early in 2003, the IMF took certain actions designed to provide transitional financial support through August 31, 2003. These actions were taken in the context of a short-term economic program that sought to preserve macroeconomic stability through the transition to a new government, which took office in May 2003. On September 20, 2003, the IMF announced its approval of a three-year $12.5 billion stand-by credit arrangement to succeed the arrangement that expired on August 31, 2003. In addition to maintaining core monetary and fiscal policies, Argentina committed to a number of structural measures. Argentina also committed to remain current on its financial obligations to the IMF.

          In August 2004, a month before the government was scheduled to meet the IMF to set out a target for the primary fiscal surplus, the government opted to suspend the agreement, postponing the negotiation of new targets until the early part of 2005 and going forward with an offer to its bondholders. The level of the primary fiscal surplus is controversial because it determines the level of money the government will have to earmark for debt service and therefore the size of its offer to bondholders. In 2003, Argentina surpassed IMF targets, registering a primary fiscal surplus of 2.6% of GDP. It is anticipated that equally good results will be registered for 2004, thus putting pressure on Argentina to improve its offer to bondholders.

          Debt restructuring negotiations with Argentina's bondholders are anticipated to occur in the early part of 2005. Argentina's private foreign debt is estimated to be approximately $100 billion, plus interest. As currently proposed by Argentina, 152 bonds in eight currencies would be swapped for three new bonds in four currencies. Bondholders would receive 25 cents to 30 cents on the dollar.

          One of the most difficult problems facing Argentina is the banking crisis. Early in 2002 the government put a freeze on bank deposits and announced a mandatory rescheduling of term deposits in an effort to stem a run. Shortly thereafter, the government devalued the Peso, which led to a resurgence of inflation. Restoring liquidity to the banking system has been a high priority; however, it has also been viewed as a threat to the banking sector, which was already on the brink of insolvency. Several plans to address this crisis were implemented, including a program to exchange frozen deposits for long-term public sector bonds. More stable conditions in the financial and foreign exchange markets and high deposit rates have contributed to improved liquidity; however, much of the banking sector suffers from poor solvency indicators. Once the banking system is stabilized, it is anticipated that the government will move forward with structural reforms, including an improved oversight system.

          The Convertibility Plan simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. After the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation decreased steadily thereafter, to an annual rate of 0.9% in 1998. After 1998, a deflationary trend prevailed with the consumer price index declining by 1.2%, 0.9% and 0.9% in 1999, 2000 and 2001, respectively. Following the devaluation of the Argentine Peso in early 2002, the consumer price index grew by 35% during the first seven months of 2002; for 2002 as a whole, inflation averaged 25.9%.

          Rising prices have resulted in a sharp deterioration of social conditions in Argentina. Growing numbers of the population are now below the poverty line and the threat of serious civil unrest remains.

          Consumer Price Index. The following table sets forth for 1994-2004 the change in Argentine Consumer Prices for the twelve months ended December 31.

                                    INFLATION
                                    ---------

                                                                Consumer Prices,
                                                                Increase Over
                                                                Previous Period
                                                                ---------------

              1994           ...................................      4.2
              1995(1)        ...................................      3.4
              1996(1)        ...................................      0.2
              1997           ...................................      0.5
              1998           ...................................      0.9
              1999           ...................................     (1.2)
              2000           ...................................     (0.9)
              2001           ...................................     (1.1)
              2002           ...................................     25.9
              2003           ...................................     13.4
              2004(2)        ...................................      4.4

          (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

          (2) Estimated.

----------
Source:  Banco Central de la Republica Argentina; Economist Intelligence Unit.

          Argentine Gross Domestic Product. The following table sets forth Argentina's GDP for the years 1994 through 2003, and for the first and second quarters of 2004 (year-on-year), at current and constant prices.

                 Gross Domestic  Gross Domestic Product   Change from Prior
                 Product         at Constant 1993 Prices  Year at Chained Prices
                 -------         -----------------------  ----------------------
                          (millions of Argentine Pesos)         (%)

1994              257,440        250,308                     5.8
1995              258,032        243,186                    (2.8)
1996              272,150        256,626                     5.5
1997              292,859        277,441                     8.1
1998              299,098        288,123                     3.9
1999              283,665        278,369                    (3.4)
2000              284,346        276,173                    (0.8)
2001              268,831        263,997                    (4.4)
2002              312,580        235,236                   (10.9)
2003              375,910        256,023                     8.8
2004
    1st Quarter   N/A            283,900                    11.3
    2nd Quarter   N/A            254,300                     7.0

Source: Ministerio de Economia, Obras y Servicios Publicos; National Bureau of National Accounts.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2004, totaling approximately $539 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2004, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.6% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2004, AXA, AXA Financial, AXA Equitable Life Insurance Company ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.8% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.3% in Alliance. As of September 30, 2004, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments will be specifically approved by the Fund's Board of Directors. During the Fund's fiscal year ended September 30, 2004, the Fund paid to the Adviser a total of $104,000 with respect to such services.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, by the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for that purpose held on February 21, 1992, and by the Fund's sole shareholder on February 21, 1992. The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their meeting held on September 28-30, 2004.

          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a monthly fee at an annual rate of .65 of 1% of the average daily value of the Fund's adjusted total assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund, other than the principal amount of money borrowed). Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.50% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to these amounts. For the fiscal years of the Fund ended in 2002, 2003 (10 month period) and 2004, the Adviser received from the Fund advisory fees of $15,092,115, $12,479,605 and $10,859,182 (net of
$2,965,276), which was waived by the Adviser under the agreement with the New York Attorney General, respectively.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                   PORTFOLIOS IN
NAME, ADDRESS                                                      FUND COMPLEX        OTHER
AND DATE OF BIRTH                  PRINCIPAL OCCUPATION(S)         OVERSEEN            DIRECTORSHIPS HELD
(YEAR ELECTED*)                    DURING PAST 5 YEARS             BY DIRECTOR         BY DIRECTOR
---------------                    -------------------             -----------         -----------
INTERESTED DIRECTOR
Marc O. Mayer,**                   Executive Vice President of          66             None
1345 Avenue of the Americas,       ACMC since 2001; prior
New York, NY 10105                 thereto, Chief Executive
10/2/57                            Officer of Sanford C.
(2003)                             Bernstein & Co., LLC ("SCB &
                                   Co") and its predecessor
                                   since prior to 2000.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #           Investment adviser and an           113             None
2 Sound View Drive,                independent consultant.  He
Suite 100,                         was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc.,
9/7/32                             a registered investment
(1994)                             adviser, with which he had
                                   been associated since prior
                                   to 2000. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Ruth Block,***#                    Formerly Executive Vice              94             None
500 SE Mizner Blvd.,               President and Chief Insurance
Boca Raton, FL 33432               Officer of Equitable;
11/7/30                            Chairman and Chief Executive
(1994)                             Officer of Evlico; Director
                                   of Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals),
                                   Tandem Financial Group and
                                   Donaldson, Lufkin & Jenrette
                                   Securities Corporation; former
                                   Governor at Large National
                                   Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant.              98             None
P.O. Box 167,                      Until December 1994 he was
Spring Lake, NJ 07762              Senior Vice President of ACMC
10/23/29                           responsible for mutual fund
(1994)                             administration.  Prior to
                                   joining ACMC in 1984, he was
                                   Chief Financial Officer of
                                   Eberstadt Asset Management since
                                   1968. Prior to that he was a
                                   Senior Manager at PriceWaterhouse
                                   & Co. Member of American
                                   Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant.  Formerly                96             None
P.O. Box 12,                       President of Save Venice,
Annandale, NY 12504                Inc. (preservation
2/19/42                            organization) from 2001-2002,
(1994)                             Senior Advisor from June
                                   1999-June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                   Committee of ACMC.

Michael J. Downey, #               Consultant since January             66             Asia Pacific
Alliance Capital Management L.P.   2004.  Formerly managing                            Fund, Inc., and
1345 Avenue of the Americas        partner of Lexington Capital,                       The Merger Fund
New York, NY 10105                 LLC (investment advisory
1/26/44                            firm) from 1997 until
(2005)                             December 2003.  Prior
                                   thereto, Chairman and CEO of
                                   Prudential Mutual Fund
                                   Management from 1987 to 1993.

----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.
*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396 at that date. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
#    Member of the Audit Committee and the Governance and Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Governance and Nominating Committee. The members of the Audit and Governance and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee did not meet during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          In approving the most recent annual continuance of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

          The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent registered public accounting firm in periodic meetings with the Fund's Audit Committee.

          In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and transfer agency services to the Fund, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

          The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                 AGGREGATE DOLLAR RANGE OF
                        DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN THE
                        SECURITIES IN THE FUND   ALLIANCEBERNSTEIN FUND
                        AS OF DECEMBER 31, 2004  COMPLEX AS OF DECEMBER 31, 2004
                        -----------------------  -------------------------------

Marc O. Mayer           None                     Over $100,000
Ruth Block              Over $100,000            Over $100,000
David H. Dievler        $10,001 - $50,000        Over $100,000
John H. Dobkin          None                     Over $100,000
Michael J. Downey       None                     None
William H. Foulk, Jr.   None                     $50,001-$100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS,*            POSITION(S)              PRINCIPAL OCCUPATION
AND DATE OF BIRTH          HELD WITH FUND           DURING PAST 5 YEARS
-----------------          --------------           -------------------

Marc O. Mayer,             President and Chief      See biography above.
10/2/57                    Compliance Officer

Philip L. Kirstein,        Senior Vice              Senior Vice President and
5/29/45                    President and            Independent Compliance
                           Independent              Officer - Mutual Funds of
                           Compliance               ACMC,** with which he has
                                                    been Officer associated
                                                    since October 2004. Prior
                                                    thereto, he was Of
                                                    Counsel to Kirkpatrick &
                                                    Lockhart, LLP from
                                                    October 2003 to October
                                                    2004, and General
                                                    Counsel and First Vice
                                                    President of Merrill
                                                    Lynch Investment
                                                    Managers, L.P. since
                                                    prior to 2000.

Paul J. DeNoon,            Vice President           Senior Vice President of
4/18/62                                             ACMC,** with which he has
                                                    been associated since
                                                    prior to 2000.

Michael L. Mon,            Vice President           Vice President of ACMC,**
3/2/69                                              with which he has been
                                                    associated since prior to
                                                    2000.

Douglas J. Peebles,        Vice President           Senior Vice President of
8/10/65                                             ACMC,** with which he has
                                                    been associated since
                                                    prior to 2000.

Mark R. Manley,            Secretary                Senior Vice President,
10/23/62                                            Deputy General Counsel and
                                                    Chief Compliance Officer of
                                                    ACMC,** with which he
                                                    has been associated
                                                    since prior to 2000.

Andrew L. Gangolf,         Assistant Secretary      Senior Vice President and
8/15/54                                             Assistant General Counsel of
                                                    AllianceBernstein Investment
                                                    Research and Management,
                                                    Inc. ("ABIRM"),** with which
                                                    he has been associated since
                                                    prior to 2000.

Mark D. Gersten,           Treasurer and Chief      Senior Vice President of
10/4/50                    Financial Officer        AGIS** and Vice President of
                                                    ABIRM,** with which he has
                                                    been associated since prior
                                                    to 2000.

Vincent S. Noto,           Controller               Vice President of AGIS,**
12/14/64                                            with which he has been
                                                    associated since prior to
                                                    2000.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended September 30, 2004, the aggregate compensation paid to each of the Directors during calendar year 2004 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                                     Portfolios
                                                                     within
                                                                     the
                                                   Total Number      Alliance-
                                                   of Investment     Bernstein
                                                   Companies         Fund
                                                   in the Alliance-  Complex,
                                    Total          Bernstein         Including
                                    Compensation   Fund Complex,     the
                                    from the       Including         Fund,
                                    Alliance-      the Fund,         as to
                      Aggregate     Bernstein      as to which       which the
                      Compensation  Fund Complex,  the Director      Director is
                      From          Including      is a Director     a Director
Name of Director      the Fund      the Fund       or Trustee        or Trustee
----------------      --------      --------       ----------        ----------

Marc O. Mayer            $0            $0             38               66
Ruth Block               $2,200        $223,200       41               94
David H. Dievler         $2,179        $268,250       45               98
John H. Dobkin           $2,187        $252,900       43               96
Michael J. Downey        $0            $0             38               66
William H. Foulk, Jr.    $3,483        $465,250       49              113

          As of January 10, 2005, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended September 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $2,987,025, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources, as described above, aggregating 995,068. Of the $3,982,093 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $5,145 was spent on advertising, $26,815 on the printing and mailing of prospectuses for persons other than current shareholders, $3,192,191 for compensation to broker-dealers and other financial intermediaries (including $571,085 to the Fund's Principal Underwriter), $223,771 for compensation to sales personnel and $534,171 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          During the Fund's fiscal year ended September 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $5,812,561 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $0. Of the $5,812,561 paid by the Fund and the Adviser under the Rule 12b-1 Plan, $2,211 was spent on advertising, $13,854 on the printing and mailing of prospectuses for persons other than current shareholders, $2,001,752 for compensation to broker-dealers and other financial intermediaries (including $266,453 to the Fund's Principal Underwriter), $112,058 for compensation to sales personnel and $247,446 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $456,543 in interest on Class B shares financing and $2,978,697 was used to offset the distribution service fees paid in prior years.

          During the Fund's fiscal year ended September 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $2,727,407 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $310,212. Of the $3,037,619 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $1,182 was spent on advertising, $9,117 on the printing and mailing of prospectuses for persons other than current shareholders, $2,775,044 for compensation to broker-dealers and other financial intermediaries (including $177,396 to the Fund's Principal Underwriter), $79,540 for compensation to sales personnel, $165,732 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $7,004 in interest on Class C shares financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares of the Fund were, respectively $32,156,142 (6.75% of the net assets of Class B) and $7,665,629 (3.05% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class. The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on September 28-30, 2004.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of each class of shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2004, the Fund paid AGIS $1,356,072 pursuant to the Transfer Agency Agreement.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased and held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix D.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of the Fund, except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Funds shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans," below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal years ended September 30, 2002, 2003 (10 month period) and 2004, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $2,078,938, $1,900,081 and $2,630,929,
respectively. Of those amounts, the Principal Underwriter received the amounts of $129,002, $112,890 and $89,244, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended September 30, 2002, 2003 (10 month period) and 2004, the Principal Underwriter received CDSCs of $65,938, $35,926 and $27,654, respectively, on Class A shares, $1,773,960, $1,014,960 and
$790,693, respectively, on Class B shares and $126,305, $43,018 and $45,257, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                              Discount or
                                                              Commission to
                                             As % of the      Dealers or Agents
                           As % of Net       Public           of up to % of
Amount of Purchase         Amount Invested   Offering Price   Offering Price
------------------         ---------------   --------------   -----------------

Up to  $100,000             4.44%           4.25%             4.00%
$100,000 up to 250,000      3.36            3.25              3.00
$250,000 up to $500,000     2.30            2.25              2.00
$500,000 up to $1,000,000*  1.78            1.75              1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

          (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          Class B shares purchased on or before July 10, 1998 will automatically convert to Class A shares in accordance with the conversion schedule in effect at that time, i.e. six years after the end of the calendar month in which the shareholder's purchase order was accepted.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales Charge
                                                 for the Fund as a % of Dollar
         Year Since Purchase                       Amount Subject to Charge
         -------------------                       ------------------------
         First                                              3%
         Second                                             2%
         Third                                              1%
         Fourth and Thereafter                              None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Program--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fees. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds (i) by an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Growth & Income Fund, Inc.
AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see For example, if an investor owned shares of an above).

          AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help establish a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments, and thereafter, other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions o 12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     American Express Financial Advisors
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial
     IFMG Securities
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco Private Ledger
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     NPH Holdings
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     SunTrust Bank
     UBS Financial
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

          The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application, or if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day, in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemption -- General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that, through redemption, has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of the Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the AllianceBernstein Mutual Fund in which you want to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports that include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly change, due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Fund, it is expected that only a small portion, if any, of the Fund's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. If the Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Zero Coupon Treasury Securities. Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

          The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. It is anticipated that any regulations issued under this authority will not apply to the type of hedging transactions in which the Fund intends to engage.

          With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options that have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract, currency swap, forward currency exchange contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- Section 988 Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder that is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

          The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. The Adviser may use such services for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. The Fund does not consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. During the fiscal years ended September 30, 2002, 2003 and 2004, the Fund incurred no brokerage commissions.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by credit rating or security type, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1992 under the name of "Alliance North American Government Income Fund, Inc." The name became "Alliance Americas Government Income Trust, Inc." on March 1, 2002 and "AllianceBernstein Americas Government Income Trust, Inc." on March 31, 2003.

          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affect both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. Each class of shares of the Fund has the same rights and is identical in all respects, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 Plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this SAI.

          The outstanding voting shares of the Fund as of January 10, 2005 consisted of 220,752,144 shares of common stock outstanding, of which 127,436,534 were Class A shares, 60,163,839 were Class B shares and 33,151,771 were Class C shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of January 10, 2005:

                                                                          % of
Name and Address                                  No. of Shares           Class
----------------                                  -------------           -----

Class A Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY 10001-2483                               7,830,370           6.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           10,732,347           8.42%

First Clearing LLC
A/C #1699-0135
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                            10,009,775           7.86%

MLPF&S For the Sole Benefit of
  Its Customers
Attn:  Fund Admin (979L9)
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484                          11,417,731           8.96%%

Class B Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY 10001-2483                               3,307,374           5.50%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            8,030,626          13.35%

First Clearing LLC
A/C #1699-0135
Special Custody Acct for the Exclusive
Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                             5,434,412           9.03%

MLPF&S For the Sole Benefit
  of Its Customers
Attn: Fund Admin (979M0)
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484                           5,264,066           8.75%

Class C Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY 10001-2483                               2,032,612           6.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            2,512,742           7.58%

MLPF&S For the Sole Benefit of
  Its Customers
Attn:  Fund Admin (97BF3)
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484                           7,854,474          23.70%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 04311                                 2,479,397           7.48%

Custodian
---------

          Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the shares of the Fund and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Fund for the fiscal year ended September 30, 2004 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report filing was made with the Commission pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The Fund's annual report for the fiscal year ended September 30, 2004, was filed on December 9, 2004. The annual report is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                                  BOND RATINGS

--------------------------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's Ratings Services ("S&P") corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in a small degree. Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

          Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal is in arrears.

          The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in it corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

--------------------------------------------------------------------------------

                                   APPENDIX B:
                 DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

--------------------------------------------------------------------------------

          FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

          FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

          GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

          FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

          FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

          FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

          STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association.

          Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

--------------------------------------------------------------------------------

                                   APPENDIX C:
                        FUTURES CONTRACTS AND OPTIONS ON
                    FUTURES CONTRACTS AND FOREIGN CURRENCIES

--------------------------------------------------------------------------------

Options on U.S. and Foreign Government Securities
-------------------------------------------------

          The Fund intends to write covered put and call options and purchase put and call options on U.S. Government Securities and foreign government securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund also intends to write call options that are not covered for cross-hedging purposes.

          The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Fund may write options in connection with buy-and- write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the- money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

Futures Contracts
-----------------

          The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities or foreign government securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

          At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

          The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

          In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts
----------------------------

          The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium that provides as partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

          The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies
-----------------------------

          The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward currency exchange contracts, will be utilized. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. Dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

          The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid high-grade Government Securities in a segregated account with its custodian.

          The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or liquid high-grade Government Securities in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

Additional Risks of Options on Futures Contracts
Forward Currency Exchange Contracts and Options on Foreign Currencies
---------------------------------------------------------------------

          Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward currency exchange contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

--------------------------------------------------------------------------------

                                   APPENDIX D:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense. Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

     Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

     In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records
--------------------

     Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

00250.0073 #552189